SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549




                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): March 4, 1998

                      RICHFOOD HOLDINGS, INC.
        (Exact name of registrant as specified in charter)

     Virginia            0-16900          54-1438602
(State or other        (Commission       (IRS Employer
jurisdiction of        File Number)    Identification No.)
incorporation)


  4860 Cox Road, Suite 300
     Glen Allen, Virginia                            23060
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:
                                             (804) 915-6000


                          Not Applicable
   (former name or former address if changed since last report)





                        Page 1 of 5 pages.
                 Exhibit Index appears on page 3.

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               INFORMATION TO BE INCLUDED IN REPORT

Item 5:   Other Events

     On March 4, 1998, Richfood Holdings, Inc., a Virginia corporation (the "Company"), announced that it intends to restructure its Pennsylvania frozen food operations and to close its West Point, Pennsylvania, frozen food distribution facility. The Company anticipates that the restructuring plan will result in a pre-tax charge of approximately $22-24 million to be recorded in the fourth quarter of fiscal 1998.

     Additional information with respect to the restructuring is set forth in the Company's press release, dated March 4, 1998, a copy of which is filed herewith as Exhibit 99.1, and incorporated herein by reference.



Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

     c) Exhibits

          Number              Exhibit

          99.1                Press Release



                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              RICHFOOD HOLDINGS, INC.



Date:  March 19, 1998         By:  /s/  John C. Belknap

                                  John C. Belknap
                                  Executive Vice President &
                                  Chief Financial Officer

                           EXHIBIT INDEX

Exhibit                                          Page

  99.1         Press Release                      4